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                                                               Exhibit 99-B


                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



     In connection with the Quarterly Report of Warrantech Corporation (the "Company") on Form 10-Q for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard F. Gavino, Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(a) of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             /s/  Richard F. Gavino
                             ---------------------------------------
                             Richard F. Gavino
                             Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

February 11, 2003




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